UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2005

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-10674	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street , Lititz, Pennsylvania	17543
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 23, 2005, Susquehanna Bancshares, Inc., along with its fully-owned subsidiaries, Susquehanna Bank PA, a Pennsylvania state charted bank, Susquehanna Patriot Bank, a New Jersey state chartered bank, Farmers & Merchants Bank and Trust, a Maryland state chartered bank, Susquehanna Bank, a Maryland state chartered bank, Citizens Bank of Southern Pennsylvania, a Pennsylvania state chartered bank, and First American Bank of Pennsylvania, a Pennsylvania state chartered bank, as Sponsors, together with SB Pennsylvania Company LLC, a Delaware limited liability company, SB New Jersey Company LLC, a Delaware limited liability company, SB Maryland Company A LLC, a Delaware limited liability company, SB Maryland Company B LLC, a Delaware limited liability company, SB Maryland Company C LLC, a Delaware limited liability company, and SB Maryland Company D LLC, a Delaware limited liability company, as Transferors, and Barclays Capital Inc., as Initial Purchaser, entered into a Note Purchase Agreement dated March 23, 2005 (the “Agreement”) relating to the offer and sale by Susquehanna Auto Lease Trust 2005-1, a Delaware statutory trust (the “Issuer”), of (i) $80,500,000 aggregate principal amount of 3.2105% Class A-1 Auto Lease Asset Backed Notes, (ii) $115,000,000 aggregate principal amount of 4.08% Class A-2 Auto Lease Asset Backed Notes, (iii) $106,675,000 aggregate principal amount of 4.43% Class A-3 Auto Lease Asset Backed Notes, (iv) $16,175,000 aggregate principal amount of 4.71% Class B Auto Lease Asset Backed Notes, and (v) $11,070,000 aggregate principal amount of 5.09% Class C Auto Lease Asset Backed Notes, pursuant to an indenture to be dated as of March 30, 2005 between the Issuer and JPMorgan Chase Bank, N.A., as indenture trustee.

A copy of the Agreement is attached to this filing on Form 8-K as Exhibit 10.1. The descriptions of the material terms of the Agreement in this current report on Form 8-K are qualified in their entirety by reference to the exhibit.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Exhibit
10.1	Form of Note Purchase Agreement, by and among Susquehanna Bancshares, Inc., Susquehanna Bank PA, Susquehanna Patriot Bank, Farmers & Merchants Bank and Trust, Susquehanna Bank, Citizens Bank of Southern Pennsylvania and First American Bank of Pennsylvania, as Sponsors, together with SB Pennsylvania Company LLC, SB New Jersey Company LLC, SB Maryland Company A LLC, SB Maryland Company B LLC, SB Maryland Company C LLC and SB Maryland Company D LLC, as Transferors, and Barclays Capital Inc., as Initial Purchaser, dated as of March 23, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC.
(Registrant)

By:	/s/ DREW K. HOSTETTER
Drew K. Hostetter
Executive Vice President & CFO

Dated: March 29, 2005

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EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Form of Note Purchase Agreement, by and among Susquehanna Bancshares, Inc., Susquehanna Bank PA, Susquehanna Patriot Bank, Farmers & Merchants Bank and Trust, Susquehanna Bank, Citizens Bank of Southern Pennsylvania and First American Bank of Pennsylvania, as Sponsors, together with SB Pennsylvania Company LLC, SB New Jersey Company LLC, SB Maryland Company A LLC, SB Maryland Company B LLC, SB Maryland Company C LLC and SB Maryland Company D LLC, as Transferors, and Barclays Capital Inc., as Initial Purchaser, dated as of March 23, 2005.

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